                                                                   EXHIBIT 10.18

                        LEASE AGREEMENT BY AND BETWEEN


              DUKE-WEEKS REALTY LIMITED PARTNERSHIP, as Landlord


                                      AND


                         SCIQUEST.COM, INC., as Tenant

                                      AT

                             ENTERPRISE CENTER II,

                          MORRISVILLE, NORTH CAROLINA

                               TABLE OF CONTENTS
                               -----------------
1.   PREMISES AND TERM.

2.   BASE RENT, EXPENSES, AND LETTER OF CREDIT.

3.   UTILITIES.

4.   COMPLIANCE WITH LAWS AND USE.

5.   REPAIR AND MAINTENANCE.

6.   ALTERATIONS.

7.   SIGNS.

8.   INSPECTION.

9.   ASSIGNMENT AND SUBLETTING.

10.  FIRE AND CASUALTY DAMAGE.

11.  LIABILITY AND INSURANCE.

12.  CONDEMNATION.

13.  HOLDING OVER AND TERMINATION.

14.  QUIET ENJOYMENT.

15.  EVENTS OF DEFAULT.

16.  REMEDIES.

17.  LANDLORD'S LIEN.

18.  MORTGAGES.

19.  MECHANIC'S LIENS.

20.  NOTICES.

21.  BROKER'S CLAUSE.

22.  LANDLORD'S LIABILITY.

23.  RULES AND REGULATIONS.

24.  HAZARDOUS MATERIALS.

25.  COVENANT OF TENANT.

26.  MISCELLANEOUS.

     EXHIBIT A - THE LAND
     EXHIBIT B - FLOOR PLAN
     EXHIBIT C - FINAL PLANS AND SPECIFICATIONS
     EXHIBIT C-1 - PRELIMINARY PLANS AND SPECIFICATIONS
     EXHIBIT C-2 - PROJECT SCHEDULE
     EXHIBIT D - RULES AND REGULATIONS
     EXHIBIT E - SIGN CRITERIA

                                LEASE AGREEMENT

     THIS LEASE AGREEMENT (the "Lease"), is made and entered into as of the 19th
                                -----
day of October, 1999, by and between DUKE-WEEKS REALTY LIMITED PARTNERSHIP, an Indiana limited partnership (the "Landlord"), and SCIQUEST.COM, INC. (the
                                  --------
"Tenant").
 ------

                             W I T N E S S E T H:
                             -------------------

     1.     PREMISES AND TERM.
            -----------------

            (a)  PREMISES. In consideration of the obligation of Tenant to pay
                 --------
     rent as herein provided, and in consideration of the other terms, provisions and covenants hereof, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, certain premises as described below (referred to herein collectively as the "Premises") in a building known as Enterprise Center II (the "Building") on certain land (the "Land") in the
                                --------                         ----
     County of Wake, Town of Morrisville, State of North Carolina, more particularly described on Exhibit A, attached hereto and incorporated
                               ---------
     herein by reference, together with all rights, privileges, easements, appurtenances and immunities belonging to or in any way pertaining to the Premises. The Premises shall include the following space:

     (i)    Approximately 17,601 rentable square feet (the "Phase I Expansion
            Space")
     (ii) Approximately 27,200 rentable square feet (the "Phase II Expansion Space")
     (iii) Approximately 24,175 rentable square feet (the "Phase III Expansion Space").
     (iv) Approximately 24,153 rentable square feet (the "Phase IV Expansion Space").
     All measurements of the Premises shall be performed using the dripline standard of Landlord.

            A floor plan of the Premises is attached hereto and made a part hereof as Exhibit B. Except as provided herein, Tenant is leasing the
               ---------
     Premises "as is." The taking of possession by Tenant shall be deemed conclusively to establish that the Premises and any improvements thereto are in good and satisfactory condition as of when possession was taken subject to latent defects, and to a punchlist of items requiring repair which shall be prepared by Landlord and Tenant on the Phase I Commencement Date (as defined below). Tenant further acknowledges that no representations as to the repair of the Premises, nor promises to alter, remodel or improve the Premises have been made by Landlord, unless such representations or promises are expressly set forth in this Lease. Within five days of the Phase I Commencement Date, Tenant shall, upon demand of Landlord, execute and deliver to Landlord a letter of acceptance of delivery of the Premises, acknowledging the Commencement and Termination Dates of this Lease.

            Any upfit of the Premises shall be performed by Landlord in accordance with plans and specifications for the Premises (the "Plans") and
                                                                     -----
     in a good and workmanlike manner using building standard materials of Landlord. The Plans are subject to the mutual and reasonable approval of Landlord and Tenant, and upon the mutual and reasonable approval of Landlord and Tenant, a copy of the Plans shall be attached hereto and made a part hereof as Exhibit C. Preliminary plans and specifications for the
                      ---------
     Premises are attached hereto and made a part hereof as Exhibit C-1. Upon
                                                            -----------
     the attachment of Exhibit C, Exhibit C-1 shall be null and void. A schedule
                       ---------  -----------
     for the completion of the upfit of the Premises is attached hereto and made a part hereof as Exhibit C-2. Each party shall act in good faith and
                      -----------
     respond promptly to any request of the other party hereto for approval of any portion of the Plans. Landlord shall provide Tenant with an upfit allowance for the Premises at the rate of $1.00 per rentable square foot per year of the Lease term to complete the upfit in accordance with the mutually approved Plans (the "Upfit Allowance"). Any cost and expense
                                   ---------------
     incurred by Landlord in upfitting the Premises in excess of the Upfit Allowance (the "Excess") due to modifications to the Plans requested by
                     ------
     Tenant shall be borne by Tenant and payable by Tenant to Landlord within thirty days of demand therefor. Failure by Tenant to pay any portion of the Excess as aforesaid is an event of default hereunder and shall entitle Landlord to exercise all remedies available at law, or in equity for such event of default. Each party shall act in good faith and respond promptly to any request of the other party hereto for approval of any portion of the Plans.

          Tenant shall have the right to use architectural, engineering, and contracting providers of its selection for the performance of the design and construction work at the Premises but Tenant shall allow the related entities of Landlord to bid to perform such services. Should Tenant hire a general contractor for the upfit of the Premises other than Duke-Weeks Construction Services, Inc., Landlord shall charge a three percent supervisory fee for its review of the work performed at the Premises.

          Should Tenant fail to exhaust the Upfit Allowance in its upfit of the Premises, the base rent over the term of the Lease shall be adjusted in an equal amount each month as shall be mutually and reasonably determined by the parties hereto. Tenant shall have no further rights to use the Upfit Allowance after the first anniversary of the Phase I Commencement Date.

          Landlord shall ensure that all Building systems are in good and working order as of the Phase I Commencement Date.

          (b)  TERM.
               ----

          TO HAVE AND TO HOLD the same for a term as follows:

     (i) the term of this Lease for the Phase I Expansion Space shall commence upon the date that a temporary certificate of occupancy is issued for same by the Town of Morrisville, NC (the "Phase I Commencement Date"),
                                          -------------------------

     (ii) the term of this Lease for the Phase II Expansion Space shall commence upon the date which is sixty days after the Phase I Commencement Date (the "Phase II Commencement Date"), and
                --------------------------

     (iii) the term of this Lease for the Phase III Expansion Space shall commence upon the date which is ninety days after the Phase I Commencement Date (the "Phase III Commencement Date"), and
                ---------------------------

     (iv) the term of this Lease for the Phase IV Expansion Space shall commence upon the end of the term of the sublease by and between Tenant and Applied Innovation, Inc. which is scheduled for February 9, 2002 (the "Phase IV
                                                                    --------
     Commencement Date").
     -----------------

     The term of the Lease for the Premises shall end on the date which is sixty-three (63) months after the Phase I Commencement Date, (the "Termination Date") unless sooner terminated pursuant to the provisions
     -----------------
     hereof.

          The commencement date of any portion of the Premises, and Termination Date of same may be extended, at the option of the Landlord, due to delays beyond the control of Landlord, including, but not limited to, permitting, availability of materials, acts of God, delays caused by Tenant, its agents, employees, invitees, licensees, or independent contractors, and/or inclement weather (collectively, "Excused Delays"). In the event the
                                       --------------
     Commencement Date for the Phase I Expansion Space has not occurred by March 1, 2000 (with such date being extended for any Excused Delays), Landlord shall credit against the first installment(s) of base rent due hereunder from Tenant an amount equal to one day's base rent for each day the Commencement Date for the Phase I Expansion Space is delayed beyond March 1, 2000. The aforesaid monetary amounts shall act as a full and complete remedy to Tenant for the delay by Landlord in delivering the Premises. In the event the Commencement Date for the Phase I Expansion Space has not occurred by March 1, 2000 due to delays caused by Tenant, its agents, employees, invitees, licensees, or independent contractors (a "Tenant
                                                                    ------
     Delay"), including, but not limited to, the failure of Tenant to deliver the Security (as hereinafter defined) to Landlord in accordance with the provisions of Paragraph 2(f) below, Tenant shall remit to Landlord on or prior to the Phase I Commencement Date one day of base rent for each day of delay beyond March 1, 2000.

          (c)  OPTION TO RENEW. Tenant shall have the option to renew the term
               ---------------
     of the Lease for one renewal period (the "Renewal Term") of three (3) lease
                                               ------------
     years in
     duration, provided that Tenant shall not be in default under the Lease on the date such rights are exercised, or on the date the Renewal Term shall commence. The date of the commencement of the Renewal Term shall be the day after the expiration of the then current term of the Lease, as renewed (unless sooner terminated as provided herein).

          All terms and conditions of this Lease shall be in effect during the Renewal Term, except that (i) the base rent paid by Tenant during the Renewal Term shall increase each lease year by three percent over the base rent paid the previous lease year, as reasonably determined, and (ii) upon the exercise of the right to renew for the Renewal Term, all rights of Tenant to renew the term of this Lease shall lapse. Tenant shall deliver Landlord written notice of its election to exercise its option to renew no less than nine (9) months prior to the expiration of the then current Lease term; failing which Tenant's right to renew for the Renewal Term shall be null and void. Notwithstanding the foregoing, in no event shall the base rent due and payable by Tenant during the Renewal Term be less than the base rent paid the final year of the initial term hereof. This option to renew is personal to Tenant and shall not inure to the benefit of any successor or assign of Tenant.

          (d)  FUTURE SPACE.  Provided there is no default or event of default
               ------------
     under this Lease by Tenant at the time such right is exercised or upon the Election Date (as defined below), and that upon Tenant's notice ("Notice")
                                                                       ------
     to Landlord sent after January 1, 2002 of its need for a minimum of 40,000 additional rentable square feet (the "Future Space"), Landlord shall notify
                                           ------------
     Tenant within three months of its receipt of the Notice that Landlord shall be unable to provide space for the expansion of Tenant in the Building, or the relocation of Tenant to any other building owned by Landlord or a related entity of Landlord within twelve months of the receipt by Landlord of the Notice (the "Landlord Notice"), Tenant shall have the right and
                         ---------------
     option to terminate this Lease by providing Landlord written notice of such termination within ten business days of its receipt of the Landlord Notice. The Notice shall advise Landlord as to whether or not Tenant desires multi-story or single-story space; if multi-story, the yield to Landlord shall be eleven and one-quarter percent (11.25%), and if single-story, the yield to Landlord shall be eleven and one-half percent (11.50%). If Tenant shall elect to terminate this Lease as aforesaid and provided that all of the aforesaid conditions precedent are satisfied in full by Tenant, this Lease shall terminate as of January 1, 2003 (the "Election Date"). In the event
                                                 -------------
     Tenant elects to terminate this Lease in accordance with the terms hereof, Tenant shall vacate the Premises on or prior to the Election Date in accordance with the terms of this Lease, remove its personal property therefrom in accordance with the terms of this Lease, this Lease shall terminate, and the parties hereto shall have no further liability to each other hereunder except as expressly provided herein. Tenant acknowledges and agrees that in order for Landlord to provide the Future Space to Tenant, the term remaining under the initial lease term shall be extended for a period of seven years from the date of occupancy of the New Space.

     Should Landlord be able to provide the Future Space as aforesaid, and should (i) the parties hereto enter into a lease agreement (the "New
                                                                      ---
     Lease") for a space with a rentable square footage at least equal to that
     -----
     of the Premises and the Future Space (collectively, the ("New Space"), and
                                                               ---------
     upon such additional terms as the Landlord and Tenant shall mutually agree,
     (ii) Tenant enter into occupancy of the New Space, and (iii) there be no default or event of default by Tenant under the New Lease, or this Lease on the date the New Space is delivered by Landlord to Tenant for occupancy thereunder, this Lease shall terminate, and the parties hereto shall have no further liability to each other hereunder, except as expressly provided herein.

     Should Tenant fail to comply with the conditions precedent to the exercise of its right under this subparagraph (d) strictly in accordance with this subparagraph (d), the rights provided to Tenant hereunder shall be null and void and of no further force and effect.

     2.   BASE RENT, TAXES, INSURANCE, CAM EXPENSE, AND SECURITY DEPOSIT.
          --------------------------------------------------------------

          (a)  BASE RENT.
               ---------

          Commencing upon the Phase I Commencement Date and continuing until the Termination Date, Tenant agrees to make monthly payments of base rent to Landlord for the Premises ("base rent"), in advance, without demand,
                                 ---------
     deduction or offset, in lawful money of the United States, in the following amounts:

     Time Period                              Base rent per rentable square foot

     For fifteen months following the Phase I Commencement Date      $ 8.50
     For months sixteen thru twenty-seven thereafter                 $ 8.76
     For months twenty-eight thru thirty-nine thereafter             $ 9.02
     For months forty thru fifty-one thereafter                      $ 9.29
     For months fifty-two thru sixty-three thereafter                $ 9.57.

          Rent payments for any fractional calendar month at the end, or the beginning of the term of the Lease, shall be prorated. Notwithstanding the foregoing, no base rent shall be due and payable for the (i) Phase II Expansion Space until the first day of the third month after the Phase II Commencement Date, and (ii) Phase III Expansion Space until the first day of the fourth month after the Phase III Commencement Date.

          (b)  TAXES.
               -----

          Beginning on the Phase I Commencement Date and continuing for the entire term hereof, Tenant shall pay to Landlord, as additional rental, Tenant's pro rata share of all taxes, assessments and governmental charges of any kind or nature whatsoever levied or assessed against the Land and the Building by any municipality, county, or other governmental agency (the "Taxes"), which shall be based upon the ratio of the square footage of the
      -----
     Premises to the total square footage of the Building. Tenant shall pay its pro rata share of the Taxes in advance in equal monthly installments in such amounts as are estimated for each year by Landlord at the beginning of each calendar year during the term, each such installment being made along with payments of base rent hereunder. Tenant's share of Taxes for the initial year of the term is estimated by Landlord to be $.56 per square foot per year.

          (c)  INSURANCE EXPENSE.
               -----------------

          Beginning on the Phase I Commencement Date and continuing for the entire term hereof, Tenant shall pay to Landlord, as additional rental, Tenant's pro rata share of the insurance premiums (the "Insurance Expense")
                                                             -----------------
     for commercial general liability, and fire and extended coverage insurance on the Building and the Land, which shall be based upon the ratio of the square footage of the Premises to the total square footage of rentable space in the Building. Tenant shall pay its pro rata share of the Insurance Expense in advance in equal monthly installments in such amounts as are estimated by Landlord at the beginning of each calendar year during the term, each such installment being made along with payments of base rent hereunder. Tenant's pro rata share of the Insurance Expense for the initial year of the term is estimated by Landlord to be $.02 per square foot per year.

          (d)  CAM EXPENSE.
               -----------

          Beginning on the Phase I Commencement Date and continuing for the entire term hereof, Tenant shall pay to Landlord, as additional rental, Tenant's pro rata share of the cost to Landlord of all the costs and expenses of the operation, repair and maintenance of the Premises, the Building, its interior and exterior common areas, and driveways and parking areas, including, but not limited to, the costs of lawn maintenance, driveway and parking area maintenance for the Premises and for the streets and roadways providing access to the Building and the Land, reasonable management and supervisory fees, exterior lighting maintenance, snow removal, repair and maintenance of paved areas, cleaning supplies, miscellaneous building supplies, sweeper brushes, supplies for materials used in common by all tenants of the complex in which the Premises are located, external paint for the Building, exterior and interior common area maintenance, elevator repair and maintenance, external plumbing for the Building, utility costs for exterior lighting and lighting in common areas, insect and pest extermination, security guards for the complex in which the Premises are located, signs for the complex in which the Premises are located, fuel for vehicles and street sweepers used by Landlord in the complex in which the Premises are located and miscellaneous maintenance expenses, heat, air conditioning, labor, materials, supplies, equipment and tools, permits, licenses, inspection fees, window glass replacement and repair, compensation (including employment taxes and fringe benefits) of all persons who perform actual duties in connection with the operation and/or maintenance of the Building, and costs for janitorial expense, maintenance, repair, and replacement of HVAC systems and other Building systems, and trash removal from the Premises (hereinafter collectively, the "CAM Expense"). The pro
                                                       -----------
     rata share of Tenant for CAM Expense shall be based upon the ratio of the square footage of the Premises to the total square footage of rentable space in the Building. Tenant's pro rata share of the CAM Expense for the initial year of the term is estimated by Landlord to be $1.28 per square foot per year.

          (e)  RECONCILIATION OF EXPENSES.
               --------------------------

          Landlord shall promptly notify Tenant of the total actual (i) Taxes assessed against the Land and the Building, (ii) Insurance Expense, and
     (iii) CAM Expense, attaching a copy of the tax or special assessment bill, the insurance invoice, or the calculation of CAM Expense, as applicable, and shall specify (i) Tenant's pro rata share thereof, and (ii) the excess, if any, of Tenant's pro rata share over Landlord's estimation for such calendar year. Tenant shall pay the excess amount so specified to Landlord within thirty (30) days following receipt by Tenant of Landlord's letter. Failure by Tenant to pay Landlord such amount within the period designated shall constitute a non-payment of rent by Tenant and a default of Tenant's obligation under the Lease, and Landlord shall be entitled to all remedies provided for in this Lease upon default in payment of rent. If the first year for which Tenant's pro rata share of Taxes, Insurance Expense, or CAM Expense (hereinafter collectively, the "Expenses") are due or the final
                                             --------
     year of the term hereof do not coincide with the calendar year, Tenant's pro rata share of Expenses for the portion of that year shall be prorated according to the number of months during which Tenant was in possession of the Premises. In the event Landlord's estimation of Expenses shall exceed the actual amount of Expenses, the amount paid by Tenant for such year shall be adjusted between Landlord and Tenant and Tenant shall receive a credit against the next due installment of rent hereunder in such excess amount unless this Lease has expired or been otherwise terminated, in which event Landlord shall pay to Tenant such excess amount within thirty (30) days following receipt by Tenant of Landlord's letter.

          (f)  SECURITY FOR LEASE OBLIGATIONS.  To secure the performance by
               ------------------------------
     Tenant of its duties and obligations under this Lease, Tenant shall provide to Landlord on or prior to the date that Landlord shall commence the upfit of the first portion of the Premises one of the following, as approved by Landlord, in its sole discretion, in form and substance: (i) a clean, irrevocable, and unconditional letter of credit for the account of Tenant and payable to the order of Landlord, its successor and assigns, as beneficiary in the Required Amount (as hereinafter defined) from a financial institution acceptable to Landlord (the "Letter of Credit"), (ii)
                                                        ----------------
     an escrow of the Required Amount with Investors Title Insurance Corporation (the "Title Company"), pursuant to an escrow agreement by and among the
           -------------
     Title Company, Tenant, and Landlord, its successors and assigns (the "Escrow Account") under which Landlord may draw unilaterally upon the
     ---------------
     letter of credit upon written notice to the Title Company, or (iii) a cash deposit to Landlord in the amount of $500,000.00 to be held by Landlord in an interest-bearing account (the "Security Deposit"). The Letter of
                                       ----------------
     Credit, Security Deposit, and the Escrow Account shall be referred to herein collectively as the "Security". The Security shall act to secure
                                 --------
     all of the duties and obligations of Tenant under this Lease for the term of this Lease, and any extensions or renewals thereof, and may be pursued by Landlord for any default or event of default hereunder by Tenant. The Required Amount shall be $500,000.00.

     Provided there is no default or event of default hereunder, Landlord shall advise Tenant in writing that the Required Amount shall be reduced on each anniversary of the Phase III Commencement Date by twenty percent of the Required Amount. Should there be a default or event of default at the time of the scheduled reduction, or at any time prior thereto, Landlord shall not be required to reduce the Required Amount. Notwithstanding the foregoing, if the net worth of Tenant as computed in accordance with generally accepted accounting principles, shall equal or exceed $30,000,000.00, Landlord shall release the Security to Tenant; provided, however, if at any time during the term of this Lease, and any renewals or extensions hereof, the net worth of Tenant shall be less than $30,000,000.00, Tenant shall be required to deliver the Security in the current Required Amount to Landlord within thirty days of the date that the net worth of Tenant falls below $30,000,000.00. If Tenant shall fail to deliver the Security to Landlord within thirty days of the date that the net worth of Tenant falls below $30,000,000.00, it shall be an event of default hereunder, without the requirement of notice or any cure period by Landlord to Tenant.

          Any portion of the Security which has not been appropriated by Landlord in accordance with the provisions hereof shall be released to Tenant upon the Termination Date.

          If Landlord conveys Landlord's interest under this Lease, the Security, or any part thereof not previously applied, may be released by Landlord to Landlord's grantee, and if so released, Tenant agrees to look solely to such grantee for the proper application and return thereof in accordance with the terms of this Paragraph 2. Tenant agrees that Tenant will not assign, and that neither Landlord, nor its successors and assigns, shall be bound by any such assignment, encumbrance or pledge, attempted assignment, attempted pledge, or attempted encumbrance of the Security.

          Any mortgagee or ground lessor shall not be responsible to Tenant for the return or application of the Security, whether or not it succeeds to the position of Landlord hereunder, unless the Security shall have been received in hand by such mortgagee or ground lessor. Landlord shall endeavor to provide Tenant with written notice of any transfer of the Security but shall not be in default hereunder due to any failure to do so.

          Any fee due and payable for the Escrow Account shall be paid by Landlord.

          (g)  PROVISIONS TO SURVIVE LEASE TERMINATION.
               ---------------------------------------

          Any unperformed obligations of Landlord and Tenant under this Paragraph 2 shall survive the termination of the Lease, for whatever reason, or any extension or renewal hereof.

     3.   UTILITIES.
          ----------

          (a) Tenant shall pay all charges for all water, electrical, telephone, sewer, and other utilities or services used on or from the Premises, together with any taxes, penalties, surcharges or the like pertaining thereto. Tenant shall also pay for any utility maintenance charges and shall furnish all electric light bulbs and tubes required for the Premises.

          (b) Landlord shall in no event be liable for any interruption or failure of utility services on the Premises unless any such interruption or failure is due to the negligence or willful acts of Landlord and in such event the sole liability of Landlord shall the costs to restore same. Landlord agrees to provide at its cost, all utility line connections and metering of services into the Premises.

     4.   COMPLIANCE WITH LAWS AND USE.
          ----------------------------

          (a) The Premises shall be used only for the following purposes: the operation of a company conducting business over the internet and general office use related thereto. Tenant shall conduct no activity that will result in the discharge of harmful gases, effluents or other wastes or toxic substances. Outside storage, including, without limitation, trucks and other vehicles, is prohibited without Landlord's prior written consent. Tenant shall at its sole cost and expense obtain any and all licenses and permits necessary for its use of the Premises. Tenant shall comply in all material respects with all governmental laws, ordinances and regulations relating to the use of the Premises, and shall promptly comply with all governmental orders and directives for the correction, prevention and abatement of nuisances in or upon, or connected with, the Premises, all at Tenant's sole expense. Tenant shall not permit any objectionable or unpleasant odors, smoke, dust, gas, noise or vibrations to permeate in or emanate from the Premises, nor take any other action which would constitute a nuisance or would disturb or endanger any other tenants of the Building or unreasonably interfere with their respective premises. Without Landlord's prior written consent, Tenant shall not receive, store or otherwise handle any product, material or merchandise which is explosive, inflammable, combustible, corrosive, caustic or poisonous except as required in the ordinary course of the operation of the business of Tenant and in compliance with all applicable laws. Tenant will not permit the Premises to be used for any purpose or in any manner (including, without limitation, any method of storage) which would render the insurance thereon void or the insurance risk more hazardous or cause the State Board of Insurance or other insurance authority to disallow any sprinkler credits. Tenant shall give notice to Landlord immediately upon the occurrence of any accident in the Premises or upon Tenant's discovery of any defects thereon or in any fixtures or equipment located therein or upon the occurrence of any emergency in the Premises or the Building.

          (b) Tenant, at its expense, in its use of the Premises and in making any alterations, renovations, upfit or modifications of the Premises shall comply with all laws, ordinances, orders, rules and regulations of state, federal, municipal or other agencies or bodies having jurisdiction relating to the use, condition and occupancy of the Premises, including, but not limited to, the provisions of the Americans with Disabilities Act of 1990, as amended ("ADA"), and with recorded covenants, conditions and restrictions applicable for the Land and Building.

          (c) Landlord shall use all reasonable efforts to ensure that as of the Phase I Commencement Date, the Premises are in compliance with all applicable laws. Landlord warrants and represents that the upfit of the Premises performed by Landlord shall be free from any defect in materials used or workmanship performed for a period of one year from the Phase I Commencement Date.

     5.   REPAIRS AND MAINTENANCE.
          ------------------------

          (a) Landlord shall maintain, repair and replace only the roof, downspouts, gutters, foundation, utility lines located outside the Premises and the structural soundness and sufficiency for water repellence of the exterior walls and exterior doors of the Building in good operating condition, repair, reasonable wear and tear excepted. Tenant shall repair, replace and pay for, any damage to the foregoing caused by the negligence of Tenant or Tenant's employees, agents or invitees, or caused by Tenant's default hereunder. The term "walls" as used herein shall not include windows, glass or plate glass, exterior doors, special store fronts or office entries. Tenant shall immediately give Landlord written notice of defect or need for repairs, after which Landlord shall have reasonable opportunity to repair same or cure such defect. Landlord's liability with respect to any defects, repairs or maintenance for which Landlord is responsible under any of the provisions of this Lease shall be limited to the cost of such repairs or maintenance or the curing of such defect.

          (b) Tenant shall at its own cost and expense maintain, repair and replace all parts of the Premises (except those for which Landlord is expressly responsible under the terms of this Lease, or which have been damaged due to the negligence or willful acts of Landlord) in good condition except for ordinary wear and tear, promptly making all necessary repairs and replacements, including, but not limited to, windows, glass and plate glass, doors, any special office entry, interior walls, finish work, floors and floor covering, heating and air conditioning systems, dock boards, truck doors, dock bumpers, plumbing work and fixtures and regular removal of trash and debris from the Premises. Tenant shall not be obligated to repair any casualty covered by the insurance to be maintained by Landlord pursuant to subparagraph 10(a) below.

          (c) If either party hereto shall fail to fulfill its obligations under this paragraph, the other party hereto may enter upon the area of the Building or the Premises as required to conduct the obligations of the defaulting party, and shall be entitled to reimbursement from the defaulting party for its actual costs and expenses in conducting such obligations. The defaulting party shall reimburse the other party hereto for its actual costs and expense promptly upon demand made by the other party hereto. The provisions of this subparagraph shall not be interpreted to obligate either party hereto to conduct obligations of the other party hereto.

          (d) Tenant shall enter into a maintenance contract providing for the periodic maintenance of all hot water, heating and air conditioning systems and units in the Premises, and removal and replacement of filters, and shall enter into a janitorial contract providing for the daily cleaning of the Premises and the removal of all trash and debris. These contracts shall be with parties and upon such terms and conditions as shall be reasonably approved by Landlord. Tenant shall provide Landlord a copy of such contracts within thirty days of the execution of this Lease.

          (e) Tenant shall not damage any demising wall of the Building, or disturb the integrity and support provided by any demising wall and shall, at its sole cost and expense, promptly repair any damage or injury to any demising wall caused by Tenant or its employees, agents or invitees.

          (f) Tenant and its employees, customers and licensees shall have the non-exclusive right to use the parking areas as may be designated by Landlord in writing, subject to reasonable rules and regulations as Landlord may from time to time prescribe and subject to rights of ingress and egress of other tenants. Landlord shall not be responsible for enforcing Tenant's parking rights against any third parties. Landlord may require, at its option, in its sole discretion, that Tenant, its employees, invitees, and visitors use certain numbered spaces to be designated by Landlord. Tenant shall have the non-exclusive right to use parking on the Land of up to four parking spaces per each 1,000 rentable square foot of the Premises.

     6.   ALTERATIONS.
          -----------

          (a) Tenant shall not make any alterations, additions or improvements to the Premises (including, but not limited to, roof and wall penetrations) without the prior written consent of Landlord. Tenant may, without the consent of Landlord, but at its own cost and expense and in a good workmanlike manner, erect such shelves, bins, machinery and trade fixtures as it may deem advisable, without altering the basic character or structure of the Premises or improvements and without overloading or damaging the Premises or improvements, and in each case complying with all applicable governmental laws, ordinances, regulations and other requirements. Tenant shall not make any alterations, additions or improvements to the Premises which will contravene Landlord's policies insuring against loss or damage by fire or other hazards, including but not limited to commercial general liability, or which will prevent Landlord from securing such policies in companies acceptable to Landlord. If any such alterations, additions or improvements cause the rate of fire or other insurance on the Premises by companies acceptable to Landlord to be increased beyond the minimum rate from time to time applicable to the Premises for permitted uses thereof, Landlord shall so notify Tenant and if Tenant shall fail to correct same within ten days of demand made therefor, Tenant shall pay as additional rent the amount of any such increase promptly upon demand by Landlord.

          (b) Any and all alterations, additions, improvements, partitions and fixtures erected by Tenant shall be the property of Landlord and shall remain at the Premises upon termination of the Lease or upon earlier vacating of the Premises. All shelves, bins, machinery and trade fixtures installed by Tenant may be removed by Tenant prior to the termination of this Lease provided such removal may be accomplished without damage to the Premises or to the primary structure or structural qualities of the
     Building and other improvements situated on the Premises.   Tenant shall
     repair any damage to the Premises, or to the Building as a result of any alteration, addition, improvement, or repair to the Premises, or the removal of personal property or trade fixtures by Tenant, its employees, agents, invitees, or contractors to the Premises unless such requirement is in writing by Landlord at the time of termination of the Lease. Should Tenant fail to conduct any such repair within ten business days of written notice from Landlord, Landlord may, at its option, perform same, and Tenant shall remit payment to Landlord for the actual cost and expense incurred by Landlord in effecting such repair immediately upon demand.

     7.   SIGNS.  All signage of Tenant is subject to prior approval in writing
          -----
by Landlord and subject to any applicable governmental laws, ordinances, regulations and other requirements. Tenant shall remove all such signs upon the termination of this Lease. Such installations and removals shall be made in such manner as to avoid injury or defacement of the Premises, and Tenant shall repair any injury or defacement, including, without limitation, discoloration of the Building caused by such installation and/or removal. The sign criteria of Landlord is attached hereto and made a part hereof as Exhibit E.
                                                      ---------

     8.   INSPECTION.   Landlord and Landlord's agents and representatives shall
          ----------
have the right to enter and inspect the Premises at any reasonable time during business hours upon reasonable notice (except in the event of an emergency when no notice shall be required, for the purpose of ascertaining the condition of the Premises or in order to make such repairs as may be required or permitted to be made by Landlord under the terms of this Lease or in order to show the Premises to any prospective purchaser or lender. During the period that is six
(6) months prior to the end of the term hereof, Landlord and Landlord's agents and representatives shall have the right to enter the Premises at any reasonable time during business hours for the purpose of showing the Premises to any prospective tenant and shall have the right to erect on the Premises a suitable sign indicating the Premises are available. Tenant shall schedule with Landlord at least sixty (60) days prior to vacating the Premises a time mutually agreeable to the parties hereto for a joint inspection of the Premises prior to vacating.

     9.   ASSIGNMENT AND SUBLETTING.  Tenant shall not sublet the Premises or
          -------------------------
the interest of Tenant therein in whole or in part, or assign this Lease or the interest of Tenant therein in whole or in part, without the prior written consent of Landlord, which consent Landlord shall not unreasonably withhold; provided, however, Tenant shall have the right to sublease its interest in the Phase II Expansion Space for a term not to exceed twenty-four months from the Phase I Commencement Date. Tenant shall not have the right to subdivide the Phase III Expansion Space in preparing it for sublease as aforesaid, and if Tenant should receive rent from any subtenant of the Phase III Expansion Space during any period of time that Tenant is not paying rent for such space to Landlord, Tenant shall remit all rent due and payable from a subtenant to Landlord. Tenant may not sell, lien, or encumber its interest in this Lease, or assign or delegate the management or permit the use or occupancy of the Premises in whole or in part by anyone other than Tenant without the prior written consent of Landlord, which consent Landlord may withhold in its sole discretion. Landlord and Tenant acknowledge and agree that the foregoing provisions have been freely negotiated by the parties hereto and that Landlord would not have entered into this Lease without Tenant's consent to the terms of this Paragraph 9.

     In no event shall this Lease be assignable by operation of any law, and Tenant's rights hereunder may not become, and shall not be listed by Tenant as an asset under any bankruptcy, insolvency, or reorganization proceedings. No assignment, transfer, mortgage, sublease or other encumbrance, whether or not approved, and no indulgence granted by Landlord to any assignee or subtenant, shall in any way impair the continuing primary liability (which after an assignment shall be joint and several with the assignee) of Tenant hereunder, and no approval in a particular instance shall be deemed to be a waiver of the obligation to obtain Landlord's approval in any other case. If for any approved assignment or sublease Tenant receives rent or other consideration, either initially or over the term of the assignment or sublease, in excess of the base rent hereunder, or in case of a sublease of part of the Premises, in excess of the portion of such rent fairly allocable to such part, after appropriate adjustments to assure that all other payments called for hereunder are appropriately taken into account, Tenant shall pay to Landlord as additional rent one-half of the full excess of each such payment of rent or other consideration (net of leasing commissions and upfit costs) received by Tenant promptly after its receipt.

     Tenant shall provide Landlord with prior written notice of any change in its ownership, or management; provided, however, upon becoming a publicly traded company, Tenant shall not be required to notify Landlord of changes in ownership. In the event of any change in management of Tenant, whether or not Tenant has notified Landlord thereof, Landlord may terminate this

Lease by notice to Tenant effective ninety (90) days from the date of such notice from Tenant, or the date on which Landlord first has knowledge of such transfer, whichever shall first occur; provided, however, if such change in ownership or management does not have a material adverse effect on the financial or operating condition of Tenant, as reasonably determined by Landlord, Landlord shall not have the right to terminate this Lease.

     If Tenant is a partnership and if any partner or partners withdraw from the partnership, or if the partnership is otherwise dissolved, Tenant shall so notify Landlord. In the event of such withdrawal or dissolution, Landlord may terminate this Lease by notice to Tenant effective thirty (30) days from the date of such notice from Tenant or the date on which Landlord first has knowledge of such withdrawal or dissolution, whichever shall first occur.

     Notwithstanding any provision of this Lease to the contrary, should Tenant receive consent from Landlord to sublease or assign all or a portion of its interest in the Premises and seek to sublease or assign its interest in the Premises in accordance with this paragraph, Tenant shall not use the name of Landlord, any insignia of Landlord, or any likeness of the Building in any of its advertising for such sublease or assignment.

     10.  FIRE AND CASUALTY DAMAGE.
          ------------------------

          (a) Landlord agrees to maintain standard fire and extended coverage insurance for the Building in an amount not less than the "replacement cost" thereof as such term is defined in the Replacement Cost Endorsement to be attached thereto, insuring against special causes of loss, including, the perils of fire, and lightning, such coverages and endorsements to be as defined, provided and limited in the standard bureau forms prescribed by the insurance regulatory authority for the State of North Carolina.
     Subject to the provisions of subparagraphs 10(c), 10(d) and 10(e) below, such insurance shall be for the sole benefit of Landlord and under its sole control.

          (b) If the Premises should be damaged or destroyed by any peril covered by the insurance to be provided by Landlord under subparagraph 10(a) above, Tenant shall give immediate written notice thereof to Landlord.

          (c) If the Premises should be totally destroyed by any peril covered by the insurance to be provided by Landlord under subparagraph 10(a) above, or if they should be so damaged thereby that rebuilding or repairs cannot in Landlord's estimation be completed within two hundred (200) days after the date upon which Landlord is notified by Tenant of such damage, this Lease shall terminate and the rent shall be abated during the unexpired portion of this Lease, effective upon the date of the occurrence of such damage.

          (d) If the Premises should be damaged by any peril covered by the insurance to be provided by Landlord under subparagraph 10(a) above, but only to such extent that rebuilding or repairs can, in Landlord's estimation, be completed within two hundred (200) days after the date upon which Landlord is notified by Tenant of such damage, this Lease shall not terminate, and Landlord shall, at its sole cost and expense, thereupon proceed with reasonable diligence to rebuild and repair the Premises to substantially the condition in which they existed prior to such damage, except that Landlord shall not be required to rebuild, repair or replace any part of the partitions, fixtures, additions and other improvements which may have been placed in, on or about the Premises by Tenant unless any of same was paid for from the Upfit Allowance. If the Premises are untenantable in whole or in part following such damage, the rent payable hereunder during the period in which they are untenantable shall be reduced to such extent as may be fair and reasonable under all of the circumstances, as reasonably determined by Landlord and Tenant.

          (e) Notwithstanding anything herein to the contrary, in the event the holder of any indebtedness secured by a mortgage or deed of trust covering the Premises requires that the insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this Lease as of the date of the casualty by delivering written notice of termination to Tenant within fifteen (15) days after such requirement is made by any such holder, whereupon all rights and obligations hereunder thereafter accruing shall cease and terminate.

          (f) Each of Landlord and Tenant hereby waives all rights to recover against each other or against any other tenant or occupant of the Building, or against the officers, directors, shareholders, partners, joint venturers, employees, agents, customers, invitees, or business visitors of each other for any loss or damage arising from any cause covered by any insurance required to be carried by each of them pursuant to this Lease, or any other insurance actually carried by either of them. Landlord and Tenant shall cause their respective insurers to issue waiver of subrogation rights endorsements to all policies of insurance carried in connection with the Building or the Premises or the contents of either of them, and any cost for the issuance of such endorsements shall be borne by the original insured under such policies.

          (g) The obligation of Landlord in this paragraph 10 to repair and restore the Premises and the Building as provided herein, does not include an obligation of Landlord to repair the fixtures, equipment, or personal property of Tenant, which Tenant shall insure for its benefit, and Tenant shall have the obligation to repair and restore in the event of a casualty or other loss.

          (h) The period of time within which repair and restoration of the Premises must be completed shall be extended due to delays occasioned by force majeure.

          (i) Should Landlord fail to complete the repair and restoration described above within the time periods provided above, as extended due to force majeure (the "Estimated Completion Date"), and provided there is no default or event of default hereunder by Tenant, Tenant shall have the right to terminate this Lease by written notice to Landlord provided no later than five days prior to the Estimated Completion Date.

     11.  LIABILITY AND INSURANCE.  Landlord shall not be liable to Tenant or
          -----------------------
Tenant's employees, agents, officers, partners, licensees or invitees, or to any other person whomsoever, for any damage to property on or about the Premises belonging to Tenant or any other person, due to any cause whatsoever, unless caused by the gross negligence, willful or intentional misconduct of Landlord.

     Tenant hereby covenants and agrees that it will at all times indemnify, defend (with counsel reasonably approved by Landlord) and hold safe and harmless Landlord (including, without limitation, its trustees and beneficiaries if Landlord is a trust), and Landlord's agents, employees, patrons and visitors from any loss, liability, claims, suits, costs, expenses, including without limitation attorney's fees and damages, both real and alleged, incurred by Landlord, its agents, employees, officers, partners, invitees, or licensees arising out of or resulting from the occupancy by Tenant of the Premises, a breach by Tenant of any provision of this Lease, or the conduct by Tenant of its business in the Building.

     Landlord hereby covenants and agrees that it will at all times indemnify, defend (with counsel reasonably approved by Tenant) and hold safe and harmless Tenant (including, without limitation, its trustees and beneficiaries if Tenant is a trust), and Tenant's agents, employees, patrons and visitors from any loss, liability, claims, suits, costs, expenses, including without limitation attorney's fees and damages, both real and alleged, incurred by Tenant, its agents, employees, officers, partners, invitees, or licensees arising out of or resulting from a breach by Landlord of any provision of this Lease, or the operation by Landlord of the Building.

     Tenant shall procure and maintain throughout the term of this Lease a policy or policies of insurance, at its sole cost and expense, naming Landlord as an additional insured, and insuring both Landlord and Tenant against all claims, demands or actions arising out of or in connection with: (i) the Premises; (ii) the condition of the Premises; (iii) Tenant's operations in and maintenance and use of the Premises; (iv) the equipment, personal property and fixtures of Tenant located on the Premises; (v) any interruption in the conduct of the business of Tenant on the Premises; (v) Tenant's liability assumed under this Lease, and such other kinds of insurance as Landlord shall reasonably request. The limits of coverage maintained by Tenant for (i) commercial general liability shall be not less than $5,000,000.00 with respect to each occurrence, not less than $5,000,000.00 with respect to personal injury or death of a single person, not less than $5,000,000 general aggregate, and not less than $5,000,000.00 with respect to products completed operations aggregate, (ii) for business interruption insurance shall be not less than coverage for actual loss, and
(iii) for replacement of the equipment, personal property and fixtures of Tenant shall be not less than full replacement value.

     All such policies shall be procured by Tenant from responsible insurance companies satisfactory to Landlord. Certificates with respect to such policies (provided the certificates provide satisfactory evidence of the coverage included with no exclusions), together with receipt evidencing payments of premiums thereof, shall be delivered to Landlord prior to the Phase I Commencement Date. Not less than fifteen (15) days prior to the expiration date of any such policies, certified copies of the renewals thereof (bearing notations evidencing the payment of renewal premiums) shall be delivered to Landlord. Such policies shall further provide that not less than thirty (30) days prior written notice shall be given to Landlord before such policy may be canceled or changed to reduce insurance provided thereby.

     12.  CONDEMNATION.
          ------------

          (a) If the whole or any substantial portion of the Premises should be taken for any public or quasi-public use under governmental law, ordinance, or regulation, or by right of eminent domain, or by private purchase in lieu thereof, and the taking would prevent or materially interfere with the use of the Premises by Tenant for the purposes provided herein, this Lease shall terminate and the rent shall be abated during the unexpired portion of this Lease, effective when the physical taking of the Premises shall occur.

          (b) If a portion of the Premises shall be taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, and the use by Tenant of the Premises is not materially interfered with, this Lease shall not terminate but the rent payable hereunder during the unexpired portion of this Lease shall be reduced in an amount that shall be reasonable under all of the circumstances.

          (c) In the event of any such taking or private purchase in lieu thereof, Landlord shall be entitled to receive and retain all awards as may be awarded in any condemnation proceedings other than those specifically awarded Tenant for a taking of Tenant's personal property, loss of business and moving expenses.

     13.  HOLDING OVER AND TERMINATION.
          ----------------------------

          (a) Tenant shall upon the termination of this Lease by lapse of time or otherwise, yield up immediate possession to Landlord without the requirement of notice by Landlord to Tenant of the termination of this Lease, nor any grace or cure period should Tenant fail to yield up immediate possession to Landlord. Unless the parties hereto shall otherwise agree in writing, if Landlord agrees in writing that Tenant may hold over after the expiration or termination of this Lease, the hold over tenancy shall be subject to termination by Landlord at any time upon not less than five (5) days advance written notice, or by Tenant at any time upon not less than thirty (30) days advance written notice, and all of the other terms and provisions of this Lease shall be applicable during that period, except that Tenant shall pay Landlord from time to time upon demand, as rental for the period of any hold over, an amount equal to one and one-quarter (1-1/4) the rent in effect on the termination date, computed on a daily basis for each day of the hold over period. No holding over by Tenant, whether with or without consent of Landlord, shall operate to extend this Lease except as otherwise expressly provided. The preceding provisions of this Paragraph 13 shall not be construed as Landlord's consent for Tenant to hold over.

          (b) Upon the termination of this Lease for whatever reason, Tenant shall quit and immediately surrender the Premises to Landlord, broom clean, in good order and condition with all repairs and maintenance required by Tenant hereunder having been performed, ordinary wear and tear and loss by insured casualty that is the responsibility of Landlord to repair excepted, and Tenant shall remove its personal property from the Premises in accordance with this Lease. Should any of the personal property or trade fixtures of Tenant remain upon the Premises five days after the Termination Date, all such property shall be deemed abandoned by Tenant, and Landlord may remove same at the cost and expense of Tenant with no liability to Tenant therefore, and Tenant hereby releases Landlord from all liability therefor.

     14.  QUIET ENJOYMENT.   Landlord represents and warrants that it has full
          ---------------
right and authority to enter into this Lease and that Tenant, upon paying the rental herein set forth and performing its other covenants and agreements herein set forth, shall peaceably and quietly have, hold and enjoy the Premises for the term hereof without hindrance or molestation from Landlord, subject to the terms and provisions of this Lease.

     15.  EVENTS OF DEFAULT.  The following events shall be deemed to be events
          -----------------
of default by Tenant under this Lease:

          (a) Tenant shall fail to pay any installment of the rent herein reserved, or payment with respect to taxes hereunder, or any other payment or reimbursement to Landlord required herein, within five (5) days of when due; provided, however, the aforesaid five day period shall be extended to ten days for any one instance in a twelve month period in which Tenant shall make a payment after the five day period.

          (b) Tenant shall become insolvent, or shall make a transfer in fraud of creditors, or shall make an assignment for the benefit of creditors.

          (c) Tenant shall file a petition under any section or chapter of the Bankruptcy Reform Act, as amended or under any similar law or statute of the United States or any state thereof; or Tenant shall be adjudged bankrupt or insolvent in proceedings filed against Tenant thereunder.

          (d) A receiver or trustee shall be appointed for all or substantially all of the assets of Tenant.

          (e) Tenant shall vacate all or a portion of the Premises.

          (f) Tenant shall fail to yield up immediate possession of the Premises to Landlord upon termination of this Lease.

          (g) Tenant shall fail to comply with any term, provision or covenant of this Lease (other than the provisions of subparagraphs (a), (b), (c), (d), (e) and (f) of this Paragraph 15), and shall not cure such failure within twenty (20) days after written notice thereof to Tenant; provided, however, Landlord shall act reasonably to provide Tenant with additional time to effect any such cure if Tenant shall have proceeded to complete a cure and shall be acting diligently and in good faith but no more than an additional fifteen days.

     16.  REMEDIES.  Upon the occurrence of any event of default in Paragraph 15
          --------
hereof, Landlord shall have the option to pursue any remedy at law or in equity, including, but not limited to, one or more of the following remedies without any notice or demand whatsoever:

          (a) Terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearage in rent, enter upon and take possession of the Premises and expel and remove Tenant and any other person who may be occupying the Premises or any part thereof, with or without judicial approval, by any legal means necessary, without being liable for prosecution or any claim of damages therefor; secure the Premises against unauthorized entry; and Tenant agrees to pay to Landlord on demand the amount of all loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the Premises on satisfactory terms or otherwise.

          (b) Enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying such Premises or any part thereof, with or without judicial approval, by any legal means necessary, without being liable for prosecution and receive the rent thereof; secure the Premises against unauthorized entry; store any property located on the Premises at the expense of the owner thereof and Tenant agrees to pay to Landlord on demand any deficiency that may arise by reason of such reletting. In the event Landlord is successful in reletting the Premises at a rental in excess of that agreed to be paid by Tenant pursuant to the terms of this Lease, Landlord and Tenant each mutually agree that Tenant shall not be entitled, under any circumstances, to such excess rental, and Tenant does hereby specifically waive any claim to such excess rental.

          (c) Enter upon the Premises, with or without judicial approval, by any legal means necessary, without being liable for prosecution or any claim for damages therefor, secure the Premises against unauthorized entry, remove all property of Tenant from the Premises and store it at the cost and expense of Tenant, and do whatever Tenant is obligated to do under the terms of this Lease; and Tenant agrees to reimburse Landlord on demand for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this Lease, and Tenant further agrees that Landlord shall not be liable for any damages resulting to Tenant from such action, whether caused by the negligence of Landlord or otherwise.

          (d) Accelerate and demand the payment of all base rent and other charges due and payable hereunder over the term of this Lease.

     In the event Tenant fails to pay any installment of base rent or additional rent hereunder within fifteen days of the due date of such installment, Tenant shall pay to Landlord on demand a late charge in an amount equal to four percent (4%) of such installment to help defray the additional cost to Landlord for processing such late payment. The provision for such late charge shall be in addition to all of Landlord's other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Landlord's remedies in any manner. If, on account of any breach or default by Tenant in Tenant's obligations under the terms and conditions of this Lease, it shall become necessary or appropriate for Landlord to employ or consult with an attorney concerning or to enforce or defend any of Landlord's rights or remedies hereunder, Tenant agrees to pay any and all reasonable attorneys' fees so incurred.

     Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law or equity, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants herein contained. No act or thing done by Landlord or its agents during the term hereby granted shall be deemed a termination of this Lease or an acceptance of the surrender of the Premises, and no agreement to terminate this Lease or accept a surrender of the Premises shall be valid unless in writing signed by Landlord. No waiver by Landlord of any violation or breach of any of the terms, provisions and covenants herein contained shall be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions and covenants herein contained. Landlord's acceptance of the payment of rental or other payments hereunder after the occurrence of an event of default shall not be construed as a waiver of such default, unless Landlord so notifies Tenant in writing, and no receipt of money by Landlord from Tenant after the termination of this Lease or after service of any notice or after the commencement of any suit or after final judgment for possession of the Premises shall reinstate, continue or extend the term of this Lease or affect any such termination, notice, suit or judgment, unless Landlord so notifies Tenant in writing. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute waiver of such default or of Landlord's right to enforce any such remedies with respect to such default or any subsequent default.

     17.  [INTENTIONALLY DELETED.]

     18.  MORTGAGES.  Tenant accepts this Lease subject and subordinate to any
          ---------
mortgage(s) and/or deed(s) of trust now or at any time hereafter constituting a lien or charge upon the Premises or the improvements situated thereon; provided, however, that if the mortgagee, trustee, or holder of any such mortgage or deed of trust elects to have Tenant's interest in this Lease superior to any such instrument, then by notice to Tenant from such mortgagee, trustee or holder, this Lease shall be deemed superior to such lien, whether this Lease was executed before or after said mortgage or deed of trust. Tenant shall at any time hereafter on demand execute and provide to Landlord within five business days of a request therefor, any instruments, releases or other documents which may be required by any mortgagee or trustee for the purpose of further subjecting and subordinating this Lease to the lien of any such mortgage or deed to trust. At the written request of Tenant, Landlord shall act reasonably to obtain a subordination, attornment, and nondisturbance agreement in customary form from any lender with a lien upon the Land.

     19.  MECHANIC'S LIENS.  Tenant shall have no authority, express or implied,
          ----------------
to create or place any lien or encumbrance of any kind or nature whatsoever upon, or in any manner to bind, the interest of Landlord in the Premises or to charge the rentals payable hereunder for any claim in favor of any person dealing with Tenant, including those who may furnish materials or perform labor for any construction or repairs, and each such claim shall affect and each such lien shall attach to, if at all, only the leasehold interest granted to Tenant by this instrument. Tenant covenants and agrees that it will pay or cause to be paid all sums legally due and payable by it on account of any labor performed or materials furnished in connection with any work performed on the Premises on which any lien is or can be validly and legally asserted against its leasehold interest in the Premises or the improvements thereon and that it will save and hold Landlord harmless from any and all loss, cost or expense based on or arising out of asserted claims or liens against the leasehold estate or against the right, title and interest of Landlord in the Premises or under the terms of this Lease.

     20.  NOTICES.  Each provision of this instrument or of any applicable
          -------
governmental laws, ordinances, regulations, or other requirements with reference to the sending, mailing, or delivery of any notice by Landlord to Tenant or with reference to the sending, mailing, or delivery of any notice or the making of any payment by Tenant to Landlord shall be deemed to be complied with when and if the following steps are taken:

          (a) All rent and other payments required to be made by Tenant to Landlord hereunder shall be payable to Landlord at the address hereinbelow set forth or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith. Tenant's obligations to pay rent and any other amounts to Landlord under the terms of this Lease shall not be deemed satisfied until such rent and other amounts have been actually received by Landlord.

          (b) Any notice or document required or permitted to be delivered hereunder shall be deemed to be delivered whether actually received or not when:

                  (i)   deposited in the United States Mail, postage prepaid;

                  (ii) sent by federal express or other nationally recognized overnight courier, charges prepaid; or

                  (iii) sent by Certified or Registered Mail, return receipt requested, postage prepaid,

     and addressed to the parties hereto at the respective addresses set out below, or at other such addresses as they have heretofore specified by written notice delivered in accordance therewith.

                  LANDLORD:

                  Duke-Weeks Realty Limited Partnership
                  1800 Perimeter Park Drive
                  Suite 200
                  Morrisville, North Carolina 27560
                  Attention: Mr. Robert Cutlip

                  With a copy to:

                  Dave Lindner
                  Duke-Weeks Realty Limited Partnership
                  1800 Perimeter Park Drive
                  Suite 200
                  Morrisville, NC 27560

                  Cathy M. Rudisill, Esq.
                  Smith Helms Mulliss & Moore, L.L.P.
                  2800 Two Hannover Square
                  Raleigh, NC 27601

                  TENANT:

                  SciQuest.Com, Inc.
                  5151 McCrimmon Parkway
                  Morrisville, NC 27560

                  With a copy to:

                  Fred Hutchison, Esq.
                  Hutchison and Mason, PLLC
                  3110 Edwards Mill Road
                  Suite 100
                  Raleigh, NC 27612

If and when included within the term "Landlord", as used in this instrument, there is more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such a notice specifying some individual at some specific address for the receipt of notices and payments to Landlord; if and when included within the term "Tenant, as used in this instrument, there is more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such a notice specifying some individual at some specific address within the continental United States for the receipt of notices to Tenant. All parties included within the terms "Landlord" and "Tenant", respectively, shall be deemed to have received notices in accordance with the provisions of this paragraph with the same effect as if each had received such notice.

     21.  BROKER'S CLAUSE.  Tenant warrants and represents to Landlord that it
          ---------------
has had no dealings with any real estate broker or agent in connection with this Lease other than Corporate Realty Advisors, and Tenant covenants to pay, hold harmless, and indemnify Landlord from and against any and all costs, expenses, liabilities (including reasonable attorneys' fees), causes of action, claims or suits in connection with any compensation, commission, fee, or charges claimed by any other real estate broker or agent with respect to this Lease or the negotiation thereof, arising out of any act of Tenant. Landlord warrants and represents to Tenant that it has had no dealings with any real estate broker or agent in connection with this Lease other than Corporate Realty Advisors, and Landlord covenants to pay, hold harmless, and indemnify Tenant from and against any and all costs, expenses, liabilities (including reasonable attorneys' fees), causes of action, claims or suits in connection with any compensation, commission, fee, or charges claimed by any other real estate broker or agent with respect to this Lease or the negotiation thereof, arising out of any act of Landlord.

     22.  LANDLORD'S LIABILITY.  Notwithstanding anything to the contrary
          --------------------
contained in this Lease, Tenant agrees and understands that Tenant shall look solely to the estate and property of Landlord in the Building for the enforcement of a judgment (or other judicial decree) requiring the payment of money by Landlord to Tenant by reason of default or breach of Landlord in performance of its obligations under this Lease, it being intended that there will be absolutely no personal liability on the part of Landlord, its successors and assigns with respect to any of the terms, covenants, and conditions of this Lease, and no other assets of Landlord or of Landlord's partners, if any, shall be subject to levy, execution, attachment or any other legal process for the enforcement or satisfaction of the remedies pursued by Tenant in the event of such default or breach, this exculpation of liability to be absolute and without exception whatsoever.

     23.  RULES AND REGULATIONS. Tenant shall fully comply with the Rules and
          ---------------------
Regulations attached hereto as Exhibit D and made a part hereof and any and all
                               ---------
modifications thereof, or amendments thereto with respect to which Landlord notifies Tenant.

     24.  HAZARDOUS MATERIALS.
          -------------------

          (a) Tenant agrees that it will not release, discharge, place, hold, or dispose of any Hazardous Material (as hereinafter defined) on, under or at the Premises, in the Building, or on the Land, and that it will not use the Premises, the Building, the Land, or any other portion thereof as a site for the treatment, storage, or disposal (whether permanent or temporary) of any Hazardous Material except as required in the ordinary course of the operation of the business of Tenant and in compliance with all Applicable Laws (as defined below). Tenant further agrees that it will not cause or allow any asbestos to be incorporated into any improvements or alterations which Tenant makes or causes to be made to the Premises, or the Building.

          (b) Tenant hereby agrees to indemnify, defend (with counsel reasonably approved by Landlord) and hold harmless Landlord of from and against any and all losses, liabilities, damages, injuries, costs, expenses and claims of any and every kind whatsoever (including without limitation, court costs and attorneys' fees at all tribunal levels) which at any time or from time to time may be paid, incurred or suffered by, or asserted against Landlord for, with respect to, or as a direct or indirect result of
     (i) any breach by Tenant of the provisions of this Paragraph, or (ii) as a direct or indirect result of the acts or omissions of Tenant or any agent, employee, invitee, licensee, or independent contractor of Tenant, the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission, or release from, onto, or into the Premises, the Building, the Land, the atmosphere, or any watercourse, body of water, or groundwater, of any Hazardous Material (including, without limitation, any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under the Comprehensive Environmental Response, Compensation and Liability Act, any so-called "Superfund" or "Superlien" law, or any other Federal, state, local or other statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to or imposing liability or standards of conduct concerning any Hazardous Material); and the provisions of and undertakings and indemnification set forth in this paragraph shall survive the termination or expiration of this Lease, for any reason, and shall continue to be the liability, obligation and indemnification of Tenant, binding upon Tenant forever. The provisions of the preceding sentence shall govern and control over any inconsistent provision of this Lease.

          (c) For purposes of this Lease, "Hazardous Material" means and includes any hazardous or toxic substance, pollutant, contaminant, gas, or petroleum product defined as such in (or for purposes of) the Comprehensive Environmental Response, Compensation, and Liability Act, as amended, any so-called "Superfund" or "Superlien", law, the Toxic Substances Control Act, as amended, or any other Federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to, or imposing liability or standards of conduct concerning, any hazardous, toxic or dangerous waste, substance or material, as now or at any time hereafter in effect, or any other hazardous, toxic or dangerous, waste, substance or material, gas or petroleum product, and "Applicable Laws" shall mean the Comprehensive Environmental Response, Compensation, and Liability Act, as amended, any so-called "Superfund" or "Superlien", law, the Toxic Substances Control Act, as amended, or any other Federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to, or imposing liability or standards of conduct concerning, any hazardous, toxic or dangerous waste, substance or material, as now or at any time hereafter in effect, or any other hazardous, toxic or dangerous, waste, substance or material, gas or petroleum product.

          (d) Tenant shall provide Landlord with a list of any and all Hazardous Materials released, discharged, placed, held, or disposed of on the Premises, and certification to Landlord of compliance by Tenant with all Applicable Laws, within ten days of a request therefor by Landlord.

          (e) To the best of the knowledge of the Landlord, no Hazardous Materials shall have been released or discharged upon the Premises, or used in the construction of the Premises prior to the Commencement Date, and Landlord shall indemnify, defend and hold harmless Tenant of and from any inaccuracy in the foregoing representation.

     25.  COVENANT OF TENANT. If Landlord encounters difficulties in
          ------------------
negotiating permanent or construction financing for the Building, and after using its best efforts is unable to resolve those difficulties without obtaining minor modifications to this Lease, Tenant will act in good faith to execute an amendment to this Lease, but this agreement on the part of Tenant will not require Tenant to make any changes that in Tenant's reasonable judgment alter the term hereof, or adversely affect any substantive right of Tenant, whether legal or economic.

     26.  MISCELLANEOUS.
          -------------

          (a) Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires.

          (b) The terms, provisions and covenants and conditions contained in this Lease shall apply to, inure to the benefit of, and be binding upon the parties hereto and upon their respective heirs, legal representatives, successors and permitted assigns, except as otherwise herein expressly provided. Landlord shall have the right to assign any of its rights and obligations under this Lease. Each party agrees to furnish to the other, promptly upon demand, a resolution, or other appropriate documentation evidencing the due authorization of such party to enter into this Lease.

          (c) The captions inserted in this Lease are for convenience only and in no way define, limit or otherwise describe the scope or intent of this Lease, or any provision hereof, or in any way affect the interpretation of this Lease.

          (d) Tenant agrees from time to time, within ten (10) business days after request of Landlord, to deliver to Landlord, or Landlord's designee, an estoppel certificate stating that this Lease is in full force and effect, the date to which rent has been paid, the unexpired term of this Lease and such other matters pertaining to this Lease as may be requested by Landlord. It is understood and agreed that Tenant's obligation to furnish such estoppel certificates in a timely fashion is a material inducement for Landlord's execution of this Lease.

          (e) This Lease may not be altered, changed or amended except by an instrument in writing signed by both parties hereto.

          (f) All accrued and unperformed obligations of Tenant and Landlord hereunder not fully performed as of the expiration or earlier termination of the term of this Lease shall survive the expiration or earlier termination of the term hereof, including, without limitation, all payment obligations concerning the condition of the Premises. Upon the expiration or earlier termination of the term hereof, and prior to Tenant's vacating the Premises, Tenant shall pay to Landlord any amount reasonably estimated by Landlord as necessary to put the Premises, including, without limitation, all heating and air conditioning systems and equipment therein, in good condition and repair. Tenant shall also, prior to vacating the Premises, pay to Landlord the amount, as estimated by Landlord, of Tenant's obligation hereunder for real estate taxes and insurance premiums for the year in which the Lease expires or terminates. All such amounts shall be used and held by Landlord for payment of such obligations of Tenant hereunder, with Tenant being liable for any additional costs therefor upon demand by Landlord, or with any excess to be returned to Tenant after all such obligations have been determined and satisfied, as the case may be. Any security deposit held by Landlord shall be credited against the amount payable by Tenant under this Paragraph 26(f).

          (g) In the event of a transfer by Landlord of its interest in the Premises, Landlord shall be released from all obligations and liabilities under the terms of this Lease subsequent to the date of such transfer. In the event a transferee shall agree to assume the obligations and liabilities of Landlord under the Lease prior to the date of the transfer, Landlord shall be released from all obligations and liabilities under the Lease.

          (h) If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws effective during the term of this Lease, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby, and it is also the intention of the parties to this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there be added as a part of this Lease contract a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

          (i) Because the Premises are on the open market and are presently being shown, this Lease shall be treated as an offer with the Premises being subject to prior lease and such offer subject to the withdrawal or non-acceptance by Landlord or to other use of the Premises without notice, and this Lease shall not be valid or binding unless and until accepted by Landlord in writing and a fully executed copy delivered to both parties hereto.

          (j) All references in this Lease to "the date hereof" or similar references shall be deemed to refer to the last date, in point of time, on which all parties hereto have executed this Lease.

          (k)  Time is of the essence of this Lease.

          (l) Landlord shall not be in default in the performance of any of Landlord's obligations hereunder unless and until Landlord shall have failed to perform such duties or obligations within thirty (30) days (or such additional time as is reasonably required to correct any such default) after written notice by Tenant to Landlord, and to any mortgagee with a lien on the Land or the Building, properly specifying wherein Landlord has failed to perform any such duty or obligation. Neither party hereto shall have any liability to the other party hereto for any incidental or consequential damages of a party hereto, or anyone claiming by, through or under a party hereto, for any reason whatsoever.

          (m) In the event that Landlord shall default in the performance of Landlord's obligations hereunder, the holder of a mortgage or the beneficiary of a deed of trust which includes the Premises shall have the right, but not the obligation, to perform or comply with any covenants, agreements and provisions violated in connection with such default. Further, if such holder or beneficiary notifies Tenant that such holder or beneficiary has taken over Landlord's right under this Lease, Tenant shall not assert any right to deduct the cost of repairs or any monetary claims against Landlord theretofore accrued from rent thereafter due and payable, but shall look solely to Landlord and not such holder or beneficiary for satisfaction of such claim.

          (n) This Lease does not create the relationship of partner or joint venturer between Landlord and Tenant.

          (o) The laws of the State of North Carolina shall govern the interpretation, the validity, performance and enforcement of this Lease.

          (p) (i) If Tenant is a corporation, the undersigned officer of Tenant does hereby warrant and certify to Landlord that Tenant is a corporation in good standing and duly organized under the laws of the State of North Carolina, or if chartered in a state other than the State of North Carolina, is a corporation in good standing and duly organized under the laws of such state and is authorized to do business in the State of North Carolina. The undersigned officer of Tenant hereby further warrants and certifies to Landlord that such officer is authorized and empowered to bind the corporation to the terms of this Lease by such officer's signature hereto.

                 (ii) If Tenant is a general or limited partnership, the undersigned general partner of Tenant does hereby warrant and certify to Landlord that Tenant is a general partnership or limited partnership, as the case may be, validly existing under the laws of the State of North Carolina, or if formed in a state other than the State of North Carolina, is a general partnership or limited partnership validly existing under the laws of such state and is authorized to do business in the State of North Carolina. The undersigned general partner of Tenant hereby further warrants and certifies to Landlord that such general partner is authorized and empowered to bind Tenant to the terms of this Lease by such general partner's signature hereto.

          (q) This Lease shall be executed in duplicate, each of which shall be deemed an original and complete of itself and may be introduced into evidence or used for any purpose without the production of any other copy. If Tenant is a corporation, two authorized corporate officers must execute this Lease in their appropriate capacity for Tenant and affix the corporate seal.

          (r) The provisions contained in the Rider attached hereto, if any, are incorporated herein by reference and made a part of this Lease. In the event of any conflict between the printed portion of this Lease and the Rider, the provisions of the Rider shall govern and control.

          (s) Although the printed provisions of this Lease were drafted by Landlord, such fact shall not cause this Lease to be construed either for or against Landlord or Tenant.

          (t) This Lease may not be recorded. Upon the request and at the expense of Tenant, Landlord shall execute a memorandum of this Lease suitable for recording which shall omit the financial terms herein but which shall identify the Premises and the term of this Lease. Upon the expiration of this Lease, a recorded memorandum of this Lease may be canceled of record by a document executed by Landlord, or its successor in interest for such purpose.

          (u) Tenant shall provide to Landlord within ninety days of the close of its fiscal year, and thereafter within ten days of the reasonable request of Landlord, financial statements of Tenant certified by the chief financial officer of Tenant, and Tenant shall act to ensure that any guarantor hereof provides Landlord with copies of its financial statements within ninety days of the close of its fiscal year, and Landlord will agree to maintain confidentiality of same and disclose only to its employees, agents, and independent contractors with a need to know such information.

          (v) No remedy conferred herein is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or thereunder or now or hereafter existing at law or in equity or by statute or otherwise.

          (w) No provision of this Lease shall be deemed to waive any statutory or common law rights of Landlord to assert a lien upon property of Tenant.

          (x) The provisions of this Lease and any information regarding Landlord, including, its upfit and construction process, and the materials and standards used shall be maintained confidential by Tenant, its agents, employees, officers, and legal and tax advisors; provided, however, Tenant may (i) share the aforesaid information with its agents, employees, officers, and legal and tax advisors with a need for such information provided that all such persons have been advised of the requirement that all such information be confidential to Landlord, or (ii) release any such information as required by a court order, subpoena, or by applicable law. Tenant acknowledges that the release of information concerning the contents of this Lease, or regarding Landlord to existing or prospective tenants of the Landlord or other third parties would cause damage to Landlord. Any deliberate, willful or intentional violation of the terms of this subparagraph (x) shall constitute an event of default under the Lease for which Landlord shall have recourse to any and all of the remedies set forth herein.

          IN WITNESS WHEREOF, the parties hereto have executed this Lease under seal as of the day and year first above written.

                                     LANDLORD:


                                     DUKE-WEEKS REALTY LIMITED
                                     PARTNERSHIP (SEAL), an Indiana
                                     limited partnership

                                     BY:  DUKE-WEEKS REALTY
                                          CORPORATION, an Indiana
                                          corporation, its sole general partner

                                     By: /s/ Robert G. Cutlip
                                        --------------------------------------
                                          Robert G. Cutlip,
                                          Regional Executive Vice President


                                     TENANT:

                                     SCIQUEST.COM, INC.


                                     By:______________________________________
                                     Print Name:______________________________
                                     Title:___________________________________


Witness/Attest:

________________________
Print Name:_____________
Title:__________________

[CORPORATE SEAL]

                                   EXHIBIT A

                                   THE LAND


     Being all of that certain tract or parcel of land containing 7.668 acres (334,013 square feet) designated as Enterprise Center II, according to plat of survey entitled "Boundary Survey of: Enterprise Center II, 5151 McCrimmon Parkway, for: Perimeter Park West Associates, Tax PIN #0746.04-92-5846, Cedar Fork TWSP, Wake County, Morrisville, North Carolina" dated July 11, 1995, prepared by Timothy E. Bowes, registered land surveyor, of DSAtlantic and recorded in Book of Maps 1995, Page 1158, Wake County Registry.

                                   EXHIBIT B

                                  FLOOR PLAN

                                   EXHIBIT C

                           PLANS AND SPECIFICATIONS

           [TO BE ATTACHED UPON THE MUTUAL APPROVAL OF LANDLORD AND
                                   TENANT.]

                                  EXHIBIT C-1

                     PRELIMINARY PLANS AND SPECIFICATIONS

                                  EXHIBIT C-2

                               PROJECT SCHEDULE

           [TO BE ATTACHED UPON THE MUTUAL APPROVAL OF LANDLORD AND
                                   TENANT.]

                                   EXHIBIT D

                             RULES AND REGULATIONS

          1. The sidewalks, common areas, and public portions of the Building, such as entrances, passages, courts, elevators, vestibules, stairways, corridors or halls, and the streets, alleys or ways surrounding or in the vicinity of the Building shall not be obstructed by Tenant, even temporarily, or encumbered by Tenant or used for any purpose other than ingress to and egress from the Premises.

     2. No awnings or other projections shall be attached to the outside walls of the Building.

     3. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by Tenant on any part of the outside of the Premises or Building unless approved by Landlord. Signs on entrance doors shall, at Tenant's expense, be inscribed, painted or affixed for each tenant by sign makers approved by Landlord. In the event of the violation of the foregoing by Tenant, Landlord may remove same without notice to Tenant or any liability therefor, and may charge the expense incurred by such removal to Tenant.

     4. The sashes, sash doors, skylights, windows, heating, ventilating and air conditioning vents and doors that reflect or admit light and air into the halls, passageways or other public places in the Building shall not be covered or obstructed by Tenant.

     5. No show cases or other articles shall be put in front of or affixed to any part of the exterior of the Building, nor placed in the public halls, corridors, or vestibules without the prior written consent of Landlord.

     6. The bathrooms and plumbing fixtures shall not be used for any purposes other than those for which they were designed, and no sweepings, rubbish, rags, or other substances shall be thrown therein. All damages resulting from any misuse of the bathrooms or fixtures shall be the responsibility of Tenant.

     7. Tenant shall not in any way deface any part of the Premises or the Building.

     8. No bicycles, vehicles, or animals of any kind shall be brought into or kept in or about the Premises, or in the Building. No cooking shall be done or permitted by Tenant on the Premises except in conformity with all applicable laws, statutes, regulations and ordinances and then only in the area designated as a kitchen, if any, on the Premises of Tenant, which is to be primarily used by Tenant's employees for heating beverages and light snacks. Tenant shall not cause or permit any unusual or objectionable odors to be produced upon or permeate from the Premises.

     9. All desks shall be serviced by chairs with rollers that are equipped with floor mats underneath each chair.

     10. No space in the Building shall be used for the sale of merchandise, goods, or property of any kind at auction.

     11. Tenant shall not make, or permit to be made, any unseemly or disturbing noises or disturb or interfere with occupants of the Building or neighboring buildings or premises or those having business with them, whether by the use of any musical instrument, radio, talking machine, unmusical noise, whistling, singing, or in any other way. Tenant shall not throw anything out of the doors, windows or skylights or down the passageways.

     12. Neither Tenant, nor any of Tenant's servants, employees, agents, visitors, or licensees, shall at any time bring or keep upon the Premises any inflammable, combustible or explosive fluid, or chemical substance, other than reasonable amounts of cleaning fluids or solvents required in the normal operation of Tenant's business offices.

     13. No additional locks or bolts of any kind shall be placed upon any of the doors, walls, accessways, or windows by Tenant, nor shall any changes be made in existing locks or the mechanism thereof, without the prior written approval of Landlord and unless and until a

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duplicate key or access card, as applicable, is delivered to Landlord. Tenant shall, upon the termination of its tenancy (i) return to Landlord all keys for the Premises and for any area of the Building, or common areas, either furnished to, or otherwise procured by Tenant, (ii) restore the locks, walls, accessways, windows, and doors to their original condition on the date of this Lease by removing any security measures installed by Tenant, repairing any damage to the Premises or to the Building as a result of the restoration and removal, and
(iii) in the event of the loss of any keys furnished to Tenant by Landlord, Tenant shall pay to Landlord the cost thereof.

     14.  Tenant shall not overload any floor.

     15. Tenant shall not occupy or permit any portion of the Premises to be used for the possession, storage, manufacture or sale of liquor, narcotics, or tobacco in any form.

     16. Tenant shall be responsible for all persons for whom it issues passes and/or keys and shall be liable to Landlord for all acts of such persons.

     17. The Premises shall not be used for lodging or sleeping or for any immoral or illegal purpose.

     18. The requirements of Tenant will be attended to only by Landlord or the property manager of the Premises.

     19. Canvassing, soliciting, and peddling in the Building are prohibited and Tenant shall cooperate to prevent the same.

     20. All paneling, and other wood products not considered furniture shall be of fire retardant materials.

     21. No smoking is permitted in the Premises, or in the Building. Smoking is permitted outside the Building in designated smoking areas. All cigarette butts and other refuse should be placed in designated containers.

     22. No weapons concealed or visible are permitted in the Premises, in the Building, or on the Land.

     23. In the event the Premises constitute an outdoor patio, exterior generator area, or any open area adjacent to the Premises or on the Land designated under the Lease for the exclusive use of Tenant, Tenant shall use furniture and other equipment in any such areas in form, coloring, substance, design and quality subject to the prior approval of Landlord. In addition, any outdoor patio, exterior generator area, or other open area must be screened on all sides using materials in form, substance, coloring, design, and quality are subject to the prior approval of Landlord, and must be designed and constructed in accordance in accordance with plans and specifications that are subject to the prior approval of Landlord.

     Whenever the above rules conflict with any of the rights or obligations of Tenant pursuant to the provisions of the Lease, the provisions of the Lease shall govern. Landlord shall not be responsible to Tenant or liable for the non-observance or violation of any of these Rules and Regulations by any other tenant.

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                                   EXHIBIT E

                          SIGN CRITERIA  OF LANDLORD

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